Supplement to Institutional Prospectus
HC Strategic Shares
Dated November 2, 2009 for
HC Capital Trust
The date of this Supplement is May 4, 2010
THIS SUPPLEMENT SUPERSEDES THE SUPPLEMENT FILED ON APRIL 7, 2010
The Emerging Markets Portfolio:
1.	The following replaces the sixth paragraph under “SSgA Funds Management, Inc.” of the “Specialist Manager Guide”, on page 63 of the Prospectus.
With respect to the provision of investment management services for the SSgA FM Account, the SSgA FM Emerging Markets Active Management Team provides those services. The portfolio managers Brad Aham, CFA, FRM and Christopher Laine, jointly and primarily have the most significant day-to-day responsibility for management of the Portfolio.
2.	The following replaces the eighth paragraph under SSgA Funds Management, Inc. of the “Specialist Manager Guide”, on page 63 of the Prospectus.
Mr. Laine is a Vice President of SSgA FM and a Principal of SSgA FM. He joined the firm in 2007 and is a member of the firm’s Active Emerging Markets Team. Previously, Mr. Laine had been the Head of Asset Allocation for a European-based Emerging Markets Hedge Fund. Mr. Laine holds an MBA in Finance from Emory University and an MA in International Transactions and Economics from George Mason University.
The Institutional Small Capitalization Equity Portfolio: The following replaces the second paragraph under “Pzena Investment Management, LLC” of the “Specialist Manager Guide”, beginning on page 61 of the Prospectus:
Richard Pzena, John Goetz, Benjamin Silver and John Flynn are primarily responsible for the day-to-day management of that portion of the assets of Portfolio allocated to Pzena. Mr. Pzena is the founder and Co-Chief Investment Officer of Pzena, as well as being the Co-Portfolio Manager on each of Pzena’s domestic investment strategies and a member of Pzena’s executive committee. Mr. Pzena formed Pzena in 1995. Mr. Goetz is a Managing Principal, Co-Chief Investment Officer and Portfolio Manager at Pzena, as well as being the Co-Portfolio Manager of each of Pzena’s investment strategies and a member of Pzena’s executive committee. Mr. Goetz joined Pzena in 1996. Mr. Silver is a Principal, Co-Director of Research and Portfolio Manager of Small Cap Value at Pzena. Mr. Silver joined Pzena in 2001. Mr. Flynn is a Principal and Portfolio Manager at Pzena, and will be transitioning over the course of 2010 to replace Mr. Goetz as a Co-Portfolio Manager on Small Cap Value. Mr. Flynn joined Pzena in 2005.
The Fixed Income Opportunity Portfolio: (From the Supplement dated April 7, 2010) Effective March 9, 2010, the advisory fee payable to Pacific Investment Management Company LLC (“PIMCO”) was revised.
1. The following replaces the third paragraph under Pacific Investment Management Company LLC in the section entitled “Specialist Manager Guide” on page 61 of the Prospectus:
For its services to the The Fixed Income Opportunity Portfolio, PIMCO will receive an annual fee of 0.45% of the average daily net assets of the Portfolio allocated to PIMCO from time to time. Mr. Curtis Mewbourne, will be primarily responsible for the day-to-day management of that portion of the Portfolio’s assets allocated to PIMCO from time to time. Mr. Mewbourne joined PIMCO in 1999 and is a Managing Director and generalist portfolio manager in the Newport Beach, CA office. He is co-head of the Emerging Markets Portfolio Management Team and head of the Diversified Income and Insurance Portfolio Management Teams. He also serves as a member of the Executive Committee and the PIMCO Foundations Investment Committee. He received a BS from the University of Pennsylvania.
The Institutional Small Capitalization Equity Portfolio: (From the Supplement dated March 31, 2010) Effective March 26, 2010, the investment advisory relationship between the Trust and Mellon Capital Management Corporation with respect to The Institutional Small Capitalization Equity Portfolio has been terminated. Each of Frontier Capital Management Company LLC,
Supplement to Institutional Prospectus for HC Capital Trust

IronBridge Capital Management LP, Pzena Investment Management, LLC, Sterling Johnston Capital Management, L.P. and SSgA Funds Management, Inc. continues to provide investment advisory services to the Portfolio.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
Supplement to Institutional Prospectus for HC Capital Trust